UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

International Securities Exchange Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32435	20-5219710
(State or other jurisdiction of incorporation)	Commission file Number	(IRS Employer Identification No.)

60 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip Code)

212-943-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 1, 2007, International Securities Exchange Holdings, Inc., a Delaware corporation (“ISE” or the “Company”), held an investor conference at the Waldorf-Astoria in New York City in connection with the Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 30, 2007, by and among ISE, Eurex Frankfurt AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany (the “Parent”), and Ivan Acquisition Co., a Delaware corporation and a wholly owned indirect subsidiary of the Parent (“Merger Sub”). Exhibit 99.1 contains the slides made available in connection with such conference and is incorporated into this Item 8.01 by reference. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Slide presentation made available in connection with investor conference held on May 1, 2007 at the Waldorf-Astoria in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SECURITIES EXCHANGE HOLDINGS, INC.

Name:	/s/ Michael J. Simon
By:	Michael J. Simon
Title:	Secretary

Date: May 1, 2007

Exhibit Index

Exhibit Number	Description
99.1	Slide presentation made available in connection with investor conference held on May 1, 2007 at the Waldorf-Astoria in New York City.